UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 10, 2024

AERWINS Technologies Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40734	86-2049355
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

The Walnut Building 691 Mill St Los Angeles, CA	90021
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (702) 527-1270

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.000001 par value per share	AWIN	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50 per share	AWINW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.03	Bankruptcy or Receivership.

As previously reported on a Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on January 3, 2024, AERWINS Technologies, Inc. (the “Company,” “we,” “our,” “us,” or other similar pronouns) discontinued the operations of A.L.I. Technologies Inc., a Japanese corporation (“A.L.I.”) which is a wholly owned indirect subsidiary of the Company as part of relocating its operations to Los Angeles, California, and continued developing a line of FAA-compliant manned and unmanned crafts for low-altitude flight. Following the discontinuation, on December 27, 2023, A.L.I. filed a voluntary bankruptcy petition with the Tokyo District Court, Civil Division 20, “Tokutei Kanzai Kakari” [Special Trusteeship Section] (the “Court”), Case ID: No. 8234 of 2023 (Fu) (the “Bankruptcy Proceedings”).

On January 10, 2024, the Court entered an order (the “January 10 Order”) confirming that bankruptcy proceedings are commenced against the debtor A.L.I., that A.L.I. is found to be insolvent, the appointment of Gaku Iida, Attorney-at-Law, of Abe, Ikubo & Katayama be appointed as the trustee in the bankruptcy proceedings (the “Trustee”) and setting the date and place of the meeting to report on the status of property, to report on calculations and hear opinions regarding the disposition of the bankruptcy proceedings on May 14, 2024, at 10:00 a.m. local time in the Court before Judge Yoshinori Takahasi (the “Status Report Meeting”). The Trustee’s address is Fukuoka Bldg. 9F, 2-8-7 Yaesu, Chuo-ku, Tokyo.

As a result of the filing of the Bankruptcy Proceedings and the January 10 Order, the Company concluded that it no longer controls A.L.I. for accounting purposes as of January 10, 2024, in accordance with U.S. GAAP Accounting Standards Codification 810, and, therefore, A.L.I. will be deconsolidated prospectively from the Company’s consolidated financial statements.

Item 8.01	Other Events.

The information set forth in Item 1.03 of this Current Report on Form 8-K is incorporated into this Item 8.01.

A.L.I.’s voluntary Bankruptcy Proceedings are part of the Company’s planned relocation of its operations from Tokyo to Los Angeles and continued development of a line of FAA-compliant manned vehicles for low-altitude flights that are being designed to be flown remotely independently or in multiple synchronous groupings. Through our U.S.-based subsidiary, we are redesigning our single-seat optionally Manned Air Vehicle (“MAV” or “Manned Air Vehicle”). We aim to align this vehicle with the stringent requirements of the Federal Aviation Administration’s (“FAA”) Powered Ultra-Light Air Vehicle Category, setting a new standard for safe low-altitude manned flight. Following an evaluation of the viability of other areas of the Company’s business which AWIN considered non-core and our desire to focus solely on our core business of developing an FAA-compliant MAV in the United States, we discontinued our non-core operations formerly carried out by our wholly owned indirect subsidiary, A.L.I., as previously reported. With regard to our planned first vehicle, we entered into a binding Letter of Intent (the “Letter of Intent”) with the Helicopter Technology Company effective as of December 19, 2023, to form an entity (the “Operating Company”) that will be owned 70% by the Company and 30% by Helicopter Technology Company as previously disclosed in a Form 8-K the Company filed with the SEC on December 22, 2023.

To achieve this goal of redesigning the Manned Air Vehicle, we have established AERWIN Development Company LLC, a California subsidiary with offices in Los Angeles, California, and entered into the Letter of Intent with Helicopter Technology Company discussed above. Helicopter Technology Company is a designer, developer, and manufacturer of over 20 FAA-approved helicopters and turbine systems with over 20,000 square feet of facilities located five miles from the Company’s Los Angeles office. Its primary focus is helicopter rotor blades with capabilities that include tool design and fabrication, structural design and assembly, and fatigue testing. They are an FAA-approved repair station, certified ISO 9001:2015 + AS9100D, ISO 9001:2015 + AS9110C, hold various EU approvals, and have certain U.S. Department of Defense (“DOD”) clearance.

We are targeting a sales price for the MAV of $200,000 and designing it for many intended uses, including sightseeing, sports, agriculture, surveillance, field delivery and numerous military applications. Training time for flying the MAV is expected to last three to five days, with a payload of up to 250 pounds to carry a single-seat occupant, cargo, or weaponry. The MAV is expected to be designed to be manually or entirely remotely controlled with an innovative and proprietary three-rotor configuration to reduce sound and increase stability at a cruise speed of up to 40 miles per hour at a height ranging from 20 to 50 feet.

The timeline for the planned development and launch of our redesigned MAV is as follows:

●	End of 2024 – Schematic design and detailed specifications;
●	End of 2025 – Prototype parts design, fabrication, and systems finalization;
●	End of 2026 – Commencement of assembly, test planning, then testing, and DOD review; and
●	End of 2027 – Begin sales of the MAV.

Our Chief Executive Officer, Kiran Sidhu, will lead the MAV development initiative. He plans to lead a dedicated U.S.-based team working with Helicopter Technology Company to design, build, and commercialize the MAV within FAA guidelines. The redesign work has already begun.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements. Specifically, forward-looking statements may include statements relating to:

●	our future financial performance;
●	changes in the market for our products and services;
●	our expansion plans and opportunities; and
●	other statements preceded by, followed by or that include the words “estimate,” “plan,” “project,” “forecast,” “intend,” “expect,” “anticipate,” “believe,” “seek,” “target” or similar expressions.

These forward-looking statements are based on information available as of the date of this report and current expectations, forecasts and assumptions and involve a number of judgments, risks and uncertainties. In addition, forward-looking statements are subject to certain risks and uncertainties that could cause actual results, events and developments to differ materially from the Company’s historical experience and its present expectations. Factors that might cause or contribute to such differences include, but are not limited to risks attendant to the bankruptcy process, Court rulings in the Bankruptcy Proceedings, and the outcome of these proceedings in general, as well as other risks set forth in the Company’s Annual Report on Form 10-K for the period ended December 31, 2022 filed with the SEC on March 31, 2023 and those described in the Company’s other filings with the SEC.

Accordingly, forward-looking statements should not be relied upon as representing our views as of any subsequent date. We do not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit
Number	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 16, 2024	AERWINS Technologies Inc.

	By:	/s/ Kiran Sidhu
Kiran Sidhu
Chief Executive Officer